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                                                                   Exhibit 4.1

                            [WJ COMMUNICATIONS LOGO]

COMMON STOCK                                                     COMMON STOCK


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                              CUSIP 929284 10 7

THIS CERTIFIES THAT                                           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                              WJ COMMUNICATIONS, INC.
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

 /s/ Rainer Growitz                               /s/ Malcolm Caraballo
VICE PRESIDENT FINANCE AND SECRETARY       PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
           TRANSFER AGENT AND REGISTRAR


                AUTHORIZED SIGNATURE

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                              WJ COMMUNICATIONS, INC.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -as tenants in common          UNIF GIFT MIN ACT-______Custodian______
  TEN ENT -as tenants by the entireties                    (Cust)        (Minor)
  JT WROS -as joint tenants with right         under Uniform Gifts to Minors
           of survivorship and not as          Act_______________________
           tenants in common                            (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,_______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
______________________________________________________________________________
______________________________________________________________________________
_______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________________________________
__________________________________________________________________ Attorney
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.


Dated:________________________________


                                       _______________________________________
                                       NOTICE: The signature to this
                                       assignment must correspond with the name co written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:______________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.